Supplement to the
Fidelity® Contrafund® K6
March 1, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Danoff will retire effective on or about December 31, 2026. At that time, he will no longer serve as a Co-Portfolio Manager for the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
William Danoff (Co-Portfolio Manager) has managed the fund since 2017.
Asher Anolic (Co-Portfolio Manager) has managed the fund since 2025.
Jason Weiner (Co-Portfolio Manager) has managed the fund since 2025.
CONK6-SUSTK-0126-101 1.9920512.101	January 27, 2026